DIRECTORS AND OFFICERS



                               Dr. Robert Jackman
                         Director, President, Treasurer


2938 Southern Cres                                      Birthdate: July 19, 1962
Abbotsford, BC  V2T 5H8                                 Marital Status:  Married
Tel.: (604) 556-3414


Employment History
------------------

2000-Present      Duro Enzyme Solutions Inc.
                  Langley, BC
                  Director, President, Treasurer

        Duties & Responsibilities:

|X|      Involved in initial startup of Company
|X|      Day to day operations management
|X|      Management of corporate research & new product development programs
|X|      Put together & review promotional materials
|X|      Oversee marketing activities and programs
|X|      Oversee development of DuroZyme Plants
|X|      Provide technical support services
|X|      Promote development of new ideas in moving Company forward

1999-Present      Duro Enzyme Products Inc.
                  Langley, BC
                  R&D Consultant

        Duties & Responsibilities:

|X|      Assist in new Company startup
|X|      Prepare business plan
|X|      Prepare marketing and promotional material
|X|      Assist in corporate research & technology development programs
|X|      Assist in commercial development of unique enzyme production technology
|X|      Provide technical support services
|X|      Assist in day to day management and adminstration activities
|X|      Promote DuroZyme Plants and product applications
|X|      Promote development of new ideas in moving Company forward

1998-Present      Thermo Enzyme Products Inc.
                  Langley, BC
                  R&D and Management Consultant

        Duties & Responsibilities:

|X| Assist in management of corporate research & new product and technology development programs

|X|  Coordinate    experimental   research   projects   and   commercial   scale
     demonstrations of unique enzyme production technology

|X|  Assist in day to day office  management  and  administration

|X|  Assist in putting together marketing/promotional literature

|X|  Oversee patent preparation and filing

|X|  Assist in putting together and implementing policies and procedures

|X|  Provide technical support services

|X|  Assess and review other enzyme production technologies

|X|  Promote Company's technology thru marketing activities

|X|  Promote development of new ideas for commercialization

1997-Present      Earthscape Maintenance Inc.
                  Langley, BC
                  Research Director, Management Consultant

        Duties & Responsibilities:

|X|  Manage corporate research & development programs

|X|  Assist in day to day management of operations and office administration

|X|  Provide technical support services

|X| Promote Company services thru participation in marketing and advertising activities

|X|  Review marketing and promotional materials

1995-Present      Thermo Tech Technologies Inc.
                  Brampton, ON
                  VP-New Product Development

        Duties & Responsibilities:

|X| Assist in management of corporate research & new product development programs

|X| Coordinate experimental research projects and conduct commercial scale demonstrations of new technology applications

|X|  Involved in patent preparation and acquisition

|X|  Provide technical support services

|X|  Assist in day to day management of Thermo Master Plant lab technicians

|X|  Provide  quality  control and  Maintenance  inspections  of Thermo  Master
     Plants

|X|  Assess and review other fermentation technologies

|X|  Promote Company's technology

|X|  Promote development of new ideas in moving Company forward

1995-Present      Thermo Tech Research Systems Inc.
                  Langley, BC
                  Research & Development Consultant

        Duties & Responsibilities:

|X|  Assist in management of all research & development activities

|X| Coordinate experimental research projects and conduct commercial scale technology demonstrations

|X|  Develop new ideas based on core fermentation technology

|X|  Involved in development and preparation of all patent applications

|X|  Provide technical support services

|X|  Assist in day to day management of Thermo Master Plant lab technicians

|X|  Assess and review other fermentation technologies

1994-1995         University of Guelph, Department of Food Science
                  Guelph, ON
                  Research Associate

        Duties & Responsibilities:

|X|  Conduct  and  carry  out   research   studies  on  food   texture-structure
     relationships

|X|  Write up results in scientific reports and journal publications

|X|  Present research results at conferences and symposia

|X|  Apply for research funding

1992-1994         ORTECH Corporation
                  Food, Pharmaceutical & Consumer Products Group
                  Mississauga, ON
                  NSERC Postdoctoral Fellow

        Duties & Responsibilities:

|X| Conduct and carry out research studies on extractives of natural organic waste materials

|X|  Write up results in scientific reports

|X|  Prepare records of invention and patent documentation

|X| Develop new ideas for extraction technology, and extractive testing and applications

|X|  Apply for research funding

1988-1992         University of Guelph, Department of Food Science
                  Guelph, ON
                  Graduate Research Assistant; PhD

        Duties & Responsibilities:

|X|  Conduct  and  carry  out  research  studies  on  tomato   texture-structure
     relationships as influenced by handling conditions

|X|  Write up results in scientific reports, thesis and journal publications

|X|  Present research results at conferences and symposia

|X|  Apply for research funding

|X|  Oversee and coordinate activities of student assistants

|X|  Provide teaching assistance to undergraduate students

|X|  Coordinate lab activities on behalf of supervisor

1990              University of Guelph, Department of Food Science
                  Guelph, ON
                  Sessional Lecturer

        Duties & Responsibilities:

|X|  Teach advanced food chemistry

|X|  Plan and conduct weekly labs

|X|  Grade papers and lab reports

|X|  Provide counseling and guidance to undergraduate students

1988              University of Wisconsin, Department of Food Science
                  Madison, WI
                  Research Assistant

        Duties & Responsibilities:

|X|  Research literature relating to chill-injury of produce

|X|  Plan research studies on texture-structure consequences of chill-injury

|X|  Write journal publications on initial research results

|X|  Present research results at conferences and symposia

|X|  Apply for research funding

1985-1987         University of Guelph, Department of Food Science
                  Guelph, ON
                  Graduate Research Assistant; MSc

        Duties & Responsibilities:

|X| Conduct and carry out research studies on structure-function relationships of food proteins and their blends

|X|  Write up results in scientific reports and journal publications

|X|  Present research results at conferences and symposia

1984-1985         University of British Columbia, Department of Food Science
                  Vancouver, BC
                  Research Assistant/Technician

        Duties & Responsibilities:

|X| Plan and carry out research studies on berry juice stability and maximizing juice yields with use of specific enzymes

|X|  Write up results in scientific reports and journal publications

|X|  Present research results at conferences and symposia

Professional Accomplishments
----------------------------

|X|  Author of 6 book chapters and 20+ scientific research papers

|X|  Recipient of numerous academic awards and scholarships

|X|  Reviewer for North American & International scientific research journals

|X|  Extensive knowledge of computers

|X|  Excellent communication skills

|X|  Leadership skills

Education
---------

1988-1992  Ph.D.  (Food  Science)  with  Distinction  received  in  June,  1992.
     University of Guelph, Guelph, ON. Thesis Title: Tomato Fruit Texture: The Influence of Ripening, Chilling and Turgidity. Supervisor: Dr. D.W. Stanley


1985-1988 M.Sc.  (Food Science)  received in June,  1988.  University of Guelph,
     Guelph, ON. Thesis Title: A Structure-Function Study of Whey-Potato and Whey-Pea Protein Composite Blends. Supervisor: Dr. R.Y. Yada

1980-1985 B.Sc. (Agr.) with Honours received in May, 1985. University of British
     Columbia, Vancouver, BC Thesis Title: Maximization of Free-Run Juice Yield from Enzyme-Treated Strawberry Mash. Supervisor: Dr. M.A. Tung


1967-1980 Honours  Graduate  Grade 12 from  Cowichan  Senior  Secondary  School,
     Duncan, BC


References
----------
                  Available on request

                                Dean Branconnier
                            Director, Vice President

8412 Armstrong Rd.
Langley, B.C. V1M 3P5

Employment History:
-------------------

2000-Present      Duro Enzymes Solutions Inc.
                  Langley, B.C.
                  Vice-President, Director

        Duties and Responsibilities:

o    Involved in the initial start up of the Corporation.

o    Assist with providing technical support to the DuroZyme Plants.

o    Provide Management/Consultant Services

o    Assist with monitoring the day to day operations.

o Assist with the management of the corporate research and new product development programs.

o    Assist with bringing new ideas to commercialization.

o    Assist with marketing.

o    Reviewing of Business Plan and various marketing materials.


1998-2000                Richmond Bio Conversion Inc.
                         Plant Manager
                         400 Tons per day -
                         Thermo Master Plant
                         Location: Richmond, B.C.


1995-1998                Hamilton Bio Conversion Inc.
                         Plant Manager
                         200 Tons per day -
                         Thermo Master Plant
                         Location: Hamilton, Ontario

        Duties and Responsibilities:

o Assisted with Project Schedules and construction contracts. This included: organization of external contractor work, including, job authorized by upper management, issuing of purchase order, scheduling work and/or down time, ensuring contacts are within the estimated budget.

o Responsible for the start up operations and opening of Hamilton and Richmond Bio Conversion's- Thermo Master Plant.

o    Kept a daily log of all plant events.

o Completed visual walks of the plant and noticed an deficiencies, and incorporated an action plan

o Overseeing all office administration duties. Ensuring daily logs, invoices, reports, etc. are completed on a daily basis.

o Communicated with head office regarding all plant operations. This included authorizing expenditures over $1,000.00. Updating on new plant operations, follow up or notice of completion for testing, performance and anything management had delegated

o    Completed a weekly report of significant happenings.

o Controlled all expenditures that the plant would require on a day to day basis. This included: office supplies, cleaning, safety supplies, employee salaries/hours, authorizing any uncommon expenditures, authorizing expense reports, purchase orders, promotions/demotions or any deductions related to discipline, and authorized Bi-monthly payroll.

o Responsible for all products, ensuring it is processed daily, full compliance with permits; plant is running smoothly and efficiently.

o    Performance appraisals of all employees every six months.

o    Review with neighboring companies any concerns or complaints.

o Assist any one visiting the plant. Instructing tours throughout the plant when executive management is not able.

o    Tracking employee holidays, sick leaves and hours.

o Ensuring Plant security and execution of all confidentiality agreements. Ensuring waiver forms were properly filed out.

o Ensuring safety committee meets regularly, meeting safety standards, and ensuring employees are properly trained.

o    Communication and regular staff meetings.

o Communication with other plant managers, concerning plant operations and how they can be rectified.

o Communication on a monthly basis with all customers concerning the handling of all materials received, in an efficient manner.

1985-1995         Thermo Tech Waste Systems Inc.
                  Thermo Tech Technologies Inc.
                  H.A.C.T. Systems Inc.
                  Management Consultant
                  Langley, British Columbia

        Duties and Responsibilities:

o    Involved in the initial start up of Waste Disposal Company.

o    Research & Development of Waste Sewage Sludge and other waste materials.

o    Testing of products.

o    Designing models of the Thermo Tech Patented process.

o Assisted with the design of new technologies to compliment their existing organic recycling technology.

o    Development and implementation of plant operations and procedures.

o    Direct involvement with construction and commission of plant.

o    Evaluations and recommendations on plant equipment and supplies.

o    Assisted with creation of Company brochures, and newsletters.

o    Marketing of products.

o    Locating potential investors and plant sites.

Accomplished:
-------------

o    Involved in the initial start up of a new development company.

o    Involved in the opening of 200 and 400 ton per day plant.

o Extensive knowledge in recycling industry including, rendering plants, waste water treatment facilities, plastic, glass

o In charge of thirty employees at one time, this includes monitoring hours, overtime, shift scheduling and payroll deductions.

o    Research and development of new products.


Education:
----------

1972-1985

o    Graduate Grade 12 at Roblin Senior Secondary School, Roblin, Manitoba.

1985

o    Red River College, Brandon, Manitoba

o    Accounting, business Management and various administrations courses.

REFERENCES:
-----------

o        Available upon request

                                  Jolene Fuller
                             Director and Secretary

8412 Armstrong Rd.
Langley, B.C.
V1M 3P5

Employment History:

2000-Present      Duro Enzymes Solutions Inc.
                  Langley, B.C.
                  Director, Secretary

        Duties and Responsibilities:

o    Involved in the initial start up of Company.

o    Monitoring research & development.

o    Meeting with upper management.

o    Reviewing of various promotional materials.

o    Start up of Company database.

o    Set up of office and decor

o    Hiring of receptionist personal for the front desk

o    Reviewing faxes, mail and other marketing literature.


1998-Present      Thermo Enzyme Products Ltd.
                  Langley, B.C.
                  Office Administration/Co-ordination

        Duties and Responsibilities:

o    Hiring and training of receptionist staff

o    Meeting  with  upper  management;   monitoring   research  and  development
     activities.

o    Implementing policies and procedures.

o    Reviewing all incoming faxes/mail

o    Reviewing new technologies, brochures, etc.

o    Reviewing Payable/Receivable

o    Issued authorizations for payment and review to upper management.

o    Preparing and reviewing various literature.

        Duties and Responsibilities:

1993- Present     Brampton Holdings Ltd.
                  Langley, B.C.
                  Property Management

o    Owner of various rental properties.

o    Collecting of rent(s).

o    Monitoring repairs.

o    Retaining   contracts/reviewing   estimates,   preparing  purchase  orders,
     reviewing completed contracts with estimations and budgets.

o Management and providing portfolio of property rentals and dealing with tenant concerns/issues.

o    Interior decorating of offices and rental properties.

        Duties and Responsibility

1997-Present      Earthscape Maintenance Inc.
                  Langley, B.C.
                  Vice-President

o Responsible for issuing contracts, ensuring payment and scheduling times and dates for landscaping.

o    Creating brochures

o    Entering payables, tracking receivable, issuing payments and collections.

o    Filing and monitoring receptionist/various other staff

o Remitting Payroll, logging hours, times, dates, maintaining of employee information.

o    Price quotes on various supplies and materials

o    Bank reconciliation's

o    Developing customer base

o Reviewing expenses and revenues. Budgeting increased sales to over 200 % in 3 years.


1988-1998         Thermo Tech Technologies Inc.
                  Thermo Tech Waste Systems Inc.
                  H.A.C.T. Systems Inc.
                  Langley/Coquitlam, B.C.
                  Office Management

        Duties and Responsibilities:

o    Prepared accounts payable listing

o    Issued cheques

o    Coded cheques and invoices for posting on accpac

o    Answered telephones

o    Reported to President

o    Maintaining daily logs

o Payroll, setting up new employees, monitoring hours, remitting source deductions

o    filing documents, reviewing documents

o    supervising staff

o    typing memo's, letters and various correspondence

o    Ordering and controlling of all supplies

o    Creating office procedures

o    Training new staff

o    Monitoring stock trading activities

o Preparing and getting approval from upper management on promotional materials.

o    Organizing  staff  meetings,  special  events:  e.g.  Christmas,   parties,
     birthday parties and various other events.

o Initializing Company data base and maintaining with investor relations group, list grew from a few hundred to over 40,000 individuals

o    Assisting  stock   administrator  with  private   placements,   maintaining
     documents, faxing and updating listings.

o    Managed staff in excess of 10 (ten) members.

o    Interior decor of office and office furniture.


EDUCATION:
----------

o      1993- Graduated Grade 12
       Brooks wood Senior Secondary
       Langley, B.C.

o      1993-2000
       Various Continuing education training on Accpac, word perfect, maximizer (database) and Microsoft excel.

ACCOMPLISHED:
-------------

o    Extensive knowledge and experience for start up of New Companies.

o    Leadership skills

o Assisted with various organizations for food drives and donations to various charities.

o    Interior designing of various office buildings and residential homes.

o    Excellent Management and Communication skills.

o    Coordinated various project and events for organizations.


REFERENCES:
-----------

o    Available upon request